EXHIBIT 32.2
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             CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350, AS ADOPTED
              PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Spire Corporation (the "Company") on Form 10-K/A (the "Report") for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Christian Dufresne, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:      November 20, 2009             By:  /s/ Christian Dufresne
                                               --------------------------
                                               Christian Dufresne
                                               Chief Financial Officer
                                               and Treasurer